[LOGO] First Security Benefit Life Insurance            ADVISORDESIGNS(R) DOLLAR
       and Annuity Company of New York SM                         COST AVERAGING

QUESTIONS? CALL OUR SERVICE CENTER AT 1-800-888-2461.

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INSTRUCTIONS

Use this form to request periodic exchanges from one investment option to one or more investment options. Complete the entire form. Please type or print.
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 1. PROVIDE GENERAL ACCOUNT INFORMATION


[ ] Application Attached or Contract Number_____________________________________________________________

Name of Owner___________________________________________________________________________________________________________________
             First                                  MI                       Last

Mailing Address_________________________________________________________________________________________________________________
               Street Address                                      City                      State             ZIP Code

Social Security Number/Tax I.D. Number_____________________________________________

Daytime Phone Number___________________________________ Home Phone Number ______________________________________________________


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2.  SET UP DOLLAR COST AVERAGING

Please complete each sub-section.

A.  Effective Date____________________________________________
                  Date (mm/dd/yyyy - must be between 1st and 28th of the month)

      If no date is indicated, or date indicated is prior to the date of receipt, the first transfer will occur on the date the request is received in proper form.

B.  Frequency (check one):

    [ ] Monthly   [ ] Quarterly
    [ ] Annually  [ ] Semi-Annually

C.  Option (check one):

    [ ] $__________________ per transfer over_________months/years.

    [ ] ____________% per transfer over_________months/years.

    [ ] Fixed Period over_________months/years.

    [ ] Only Interest/Earnings over_________months/years.

        (Earnings will accrue for one time period - i.e. monthly or quarterly - from the effective date before the first transfer occurs.)
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                                                                 Please Continue

FSB 217 Supp B (11-06)                          AdvisorDesigns 32-79903-01 (1/2)

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3. PROVIDE INVESTMENT DIRECTIONS

TRANSFER FROM (CHOOSE ONLY ONE):

______ AIM V.I. Capital Appreciation
______ AIM V.I. International Growth
______ AIM V.I. Mid Cap Core Equity
______ Direxion Dynamic
       VP HY Bond
______ Dreyfus VIF International Value
______ Federated Fund for U.S.
       Government Securities II
______ Federated High Income Bond II
______ Fidelity(R) VIP Contrafund(R)
______ Fidelity(R) VIP Growth
       Opportunities
______ Fidelity(R) VIP Index 500
______ Fidelity(R) VIP Investment
       Grade Bond
______ Franklin Small-Mid
       Cap Growth
______ Neuberger Berman AMT
       Guardian
______ Neuberger Berman AMT
       Partners
______ Oppenheimer Main Street
       Small Cap Fund(R)/VA
______ PIMCO VIT Low Duration
______ PIMCO VIT Real Return
______ PIMCO VIT StocksPLUS(R)
       Growth and Income
______ PIMCO VIT Total Return
______ RVT CLS AdvisorOne Amerigo
______ RVT CLS AdvisorOne Berolina
______ RVT CLS AdvisorOne Clermont
______ Rydex VT Absolute
       Return Strategies
______ Rydex VT Banking
______ Rydex VT Basic Materials
______ Rydex VT Biotechnology
______ Rydex VT Commodities
______ Rydex VT Consumer Products
______ Rydex VT Dynamic Dow
______ Rydex VT Dynamic OTC
______ Rydex VT Dynamic
       Russell 2000(R)
______ Rydex VT Dynamic S&P 500
______ Rydex VT Dynamic
       Strengthening Dollar
______ Rydex VT Dynamic
       Weakening Dollar
______ Rydex VT Electronics
______ Rydex VT Energy
______ Rydex VT Energy Services
______ Rydex VT EP Aggressive
______ Rydex VT EP Conservative
______ Rydex VT EP Moderate
______ Rydex VT Europe Advantage
______ Rydex VT Financial Services
______ Rydex VT Government Long
       Bond Advantage
______ Rydex VT Health Care
______ Rydex VT Hedged Equity
______ Rydex VT Internet
______ Rydex VT Inverse Dynamic Dow
______ Rydex VT Inverse Government
       Long Bond
______ Rydex VT Inverse Mid Cap
______ Rydex VT Inverse OTC
______ Rydex VT Inverse
       Russell 2000(R)
______ Rydex VT Inverse S&P 500
______ Rydex VT Japan Advantage
______ Rydex VT Large Cap Growth
______ Rydex VT Large Cap Value
______ Rydex VT Leisure
______ Rydex VT Mid Cap Advantage
______ Rydex VT Mid Cap Growth
______ Rydex VT Mid Cap Value
______ Rydex VT Multi-Cap
       Core Equity
______ Rydex VT Nova
______ Rydex VT OTC
______ Rydex VT Precious Metals
______ Rydex VT Real Estate
______ Rydex VT Retailing
______ Rydex VT Russell 2000(R)
       Advantage
______ Rydex VT Sector Rotation
______ Rydex VT Small Cap Growth
______ Rydex VT Small Cap Value
______ Rydex VT Technology
______ Rydex VT Telecommunications
______ Rydex VT Transportation
______ Rydex VT U.S. Government
       Money Market
______ Rydex VT Utilities
______ SBL Global
______ SBL Small Cap Value
______ Templeton Developing
       Markets Securities
______ Templeton Foreign Securities
______ Van Kampen LIT Government
______ Wells Fargo Advantage
       Opportunity VT

TRANSFER TO (INDICATE WHOLE PERCENTAGES TOTALING 100%):

 _____ %AIM V.I. Capital Appreciation
 _____ %AIM V.I. International Growth
 _____ %AIM V.I. Mid Cap Core Equity
 _____ %Direxion Dynamic
        VP HY Bond
 _____ %Dreyfus VIF International
        Value
 _____ %Federated Fund for U.S.
        Government Securities II
 _____ %Federated High Income Bond II
 _____ %Fidelity(R) VIP Contrafund(R)
 _____ %Fidelity(R) VIP Growth
        Opportunities
 _____ %Fidelity(R) VIP Index 500
 _____ %Fidelity(R) VIP Investment
        Grade Bond
 _____ %Neuberger Berman AMT
        Guardian
 _____ %Neuberger Berman AMT
        Partners
 _____ %Oppenheimer Main Street
        Small Cap Fund(R)/VA
 _____ %PIMCO VIT Low Duration
 _____ %PIMCO VIT Real Return
 _____ %PIMCO VIT StocksPLUS(R)
        Growth and Income
 _____ %PIMCO VIT Total Return
 _____ %RVT CLS AdvisorOne Amerigo
 _____ %RVT CLS AdvisorOne Berolina
 _____ %RVT CLS AdvisorOne Clermont
 _____ %Rydex VT Absolute
        Return Strategies
 _____ %Rydex VT Banking
 _____ %Rydex VT Basic Materials
 _____ %Rydex VT Biotechnology
 _____ %Rydex VT Commodities
 _____ %Rydex VT Consumer Products
 _____ %Rydex VT Dynamic Dow
 _____ %Rydex VT Dynamic OTC
 _____ %Rydex VT Dynamic
        Russell 2000(R)
 _____ %Rydex VT Dynamic S&P 500
 _____ %Rydex VT Dynamic
        Strengthening Dollar
 _____ %Rydex VT Dynamic
        Weakening Dollar
 _____ %Rydex VT Electronics
 _____ %Rydex VT Energy
 _____ %Rydex VT Energy Services
 _____ %Rydex VT EP Aggressive
 _____ %Rydex VT EP Conservative
 _____ %Rydex VT EP Moderate
 _____ %Rydex VT Europe Advantage
 _____ %Rydex VT Financial Services
 _____ %Rydex VT Government Long
        Bond Advantage
 _____ %Rydex VT Health Care
 _____ %Rydex VT Hedged Equity
 _____ %Rydex VT Internet
 _____ %Rydex VT Inverse
        Dynamic Dow
 _____ %Rydex VT Inverse Government
        Long Bond
 _____ %Rydex VT Inverse Mid Cap
 _____ %Rydex VT Inverse OTC
 _____ %Rydex VT Inverse
        Russell 2000(R)
 _____ %Rydex VT Inverse S&P 500
 _____ %Rydex VT Japan Advantage
 _____ %Rydex VT Large Cap Growth
 _____ %Rydex VT Large Cap Value
 _____ %Rydex VT Leisure
 _____ %Rydex VT Mid Cap Advantage
 _____ %Rydex VT Mid Cap Growth
 _____ %Rydex VT Mid Cap Value
 _____ %Rydex VT Multi-Cap
        Core Equity
 _____ %Rydex VT Nova
 _____ %Rydex VT OTC
 _____ %Rydex VT Precious Metals
 _____ %Rydex VT Real Estate
 _____ %Rydex VT Retailing
 _____ %Rydex VT Russell 2000(R)
        Advantage
 _____ %Rydex VT Sector Rotation
 _____ %Rydex VT Small Cap Growth
 _____ %Rydex VT Small Cap Value
 _____ %Rydex VT Technology
 _____ %Rydex VT Telecommunications
 _____ %Rydex VT Transportation
 _____ %Rydex VT U.S. Government
        Money Market
 _____ %Rydex VT Utilities
 _____ %SBL Global
 _____ %SBL Small Cap Value
 _____ %Van Kampen LIT Government
 _____ %Wells Fargo Advantage
       Opportunity VT

MUST TOTAL 100%
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4. PROVIDE SIGNATURE

I UNDERSTAND AND AUTHORIZE THE TRANSACTION(S) REQUESTED ON THIS FORM.


X_________________________________________________________________   X___________________________________________________________
 Signature of Owner                              Date (mm/dd/yyyy)    Signature of Joint Owner (if applicable)  Date (mm/dd/yyyy)

X_________________________________________________________________     __________________________________________________________
  Signature of Representative (optional)         Date (mm/dd/yyyy)     Print Name of Representative


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 Mail to: First Security Benefit Life Insurance and Annuity Company of New York
       o Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                          Fax to: 1-785-368-1772
                   Visit us online at www.securitybenefit.com
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FSB 217 Supp B (7-06)                           AdvisorDesigns 32-79903-01 (2/2)